UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☑	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

WCA Waste Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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WCA WASTE CORPORATION
One Riverway, Suite 1400
Houston, Texas 77056
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
to be held on
Thursday, June 18, 2009
Dear Stockholder,
The 2009 Annual Meeting of Stockholders of WCA Waste Corporation, will be held at the Company’s Headquarters located at One Riverway, Suite 1400, Houston, Texas 77056, on Thursday, June 18, 2009, at 9:00 AM (CDT).
     Proposals to be considered at the Annual Meeting:
(1)	To elect seven nominees for election to the Board of Directors, who shall hold office until the next annual stockholders’ meeting or until their respective successors have been elected or appointed;

(2)	To ratify the appointment of KPMG LLP as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2009; and

(3)	To transact other business that may properly come before the Annual Meeting, or any adjournment or adjournments thereof.
The Board of Directors recommends a vote “FOR” Proposal 1 and Proposal 2.

*Stockholders are cordially invited to attend the Annual Meeting and vote in person.
You May Vote Your Proxy When You View The Material On The Internet. You Will Be Asked To
Follow The Prompts To Vote Your Shares.
Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card.

Vote Your Proxy on the Internet: Go to www.continentalstock.com Have your notice available when you access the above website. Follow the prompts to vote your shares.

The Proxy Materials are available for review at: www.cstproxy.com/wcawaste/2009	COMPANY ID: PROXY NUMBER: ACCOUNT NUMBER:

WCA WASTE CORPORATION
To Be Held On:
Thursday, June 18, 2009 at 9:00 a.m. CDT
WCA Waste Corporation Headquarters
One Riverway, Suite 1400
Houston, Texas 77056
Important Notice Regarding the Availability Of Proxy Materials
For the Stockholder Meeting to Be Held On Thursday, June 18, 2009.
This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.
If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. Please make the request as instructed below before June 11, 2009 to facilitate timely delivery.
To view proxy materials online, please visit www.cstproxy.com/wcawaste/2009, where the following materials are available for view:
•	Notice of Annual Meeting of Stockholders

•	Proxy Statement

•	Annual Report on Form 10-K

•	Form of Electronic Proxy Card

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available when you request a paper copy of the proxy materials or to vote your proxy electronically. You must reference your company ID, 9-digit proxy number and 10-digit account number.

REQUESTING A PAPER COPY OF THE PROXY MATERIALS
By telephone please call
1-888-221-0690, or
By logging on to
www.cstproxy.com/wcawaste/2009
or
By email at:
proxy@continentalstock.com
Please include the company name and your account number in the subject line.